Exhibit 10.1

SUBSCRIPTION AGREEMENT

This SUBSCRIPTION AGREEMENT (this “Agreement”) is made as of February 23, 2023 by and among GigWorld Inc., a Delaware corporation, (the “Company”), and Alset Inc., a Texas corporation (the “Subscriber”).

RECITALS

WHEREAS, the Company and Subscriber are executing and delivering this Agreement in reliance upon the exemption from securities registration afforded by Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”), and Rule 506(b) of Regulation D (“Regulation D”) as promulgated under the Securities Act;

WHEREAS, the Company has authorized a new convertible promissory note of the Company in the form attached hereto as Exhibit A (the “Note”), which Note shall bear simple interest on the unpaid principal balance outstanding at the rate of 8% per annum and shall be convertible into shares (the “Shares”) of common stock, par value $0.0001, of the Company (the “Common Stock”), in accordance with the terms of the Note;

WHEREAS, the Subscriber wishes to purchase, and the Company wishes to sell, the Note for a purchase price of $1,400,000 on the terms and conditions set forth herein; and

NOW, THEREFORE, in consideration of the mutual covenants contained in this Agreement, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Company and Subscriber hereby agree as follows:

1. PURCHASE AND SALE OF NOTE.

1.1 SUBSCRIPTION. Subject to the terms and conditions set forth herein, the Company hereby agrees to issue and sell to Subscriber, and Subscriber hereby agrees to purchase at the Closing referred to below, a Note made by the Company in favor of such Subscriber in the principal amount of $1,400,000 (the “Subscription Price”).

1.2 PAYMENT FOR SUBSCRIPTION. Subscriber agrees that the Subscription Amount to the Company for the Subscriber’s subscription (the “Subscription”) is to be made upon submission of this Agreement in the form included in these Subscription Documents (as hereinafter defined) by check or by wire transfer to an account designated by the Company. Such funds will be returned promptly, without interest or offset if Subscriber’s subscription is not accepted by the Company for any reason or no reason.

1.3 CLOSING. The sale and purchase of the Note under this Subscription Agreement shall be made pursuant to a closing at which the Company will deliver to Subscriber the Note against payment of the Subscription Price therefor (the “Closing” and the date thereof, the “Closing Date”). The parties agree that the delivery of this Agreement and any other documents at the Closing may be completed by means of an exchange of facsimile signatures with original copies to follow by mail or courier service:

(a) Closing Deliveries.

(i)	At or prior to the Closing, Subscriber shall deliver to the Company

(A)	a duly executed copy of this Agreement together with the duly executed Subscriber Questionnaire in the form attached hereto as Exhibit B, completed to the satisfaction of the Company;

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(B)	the Subscription Amount in the manner prescribed by Section 1.2 hereto; and

(ii)	At or prior to the Closing, the Company shall deliver to Subscriber:

(A)	the fully executed Note for the Subscription Price;

(B)	a duly executed Officer’s Certificate certifying (A) the Company has performed in all material respects all obligations required to be performed by it at or prior to or contemporaneously with the closing under this Agreement, and (B) the representations and warranties of the Company set forth in Section 2.1 herein were true and correct in all material respects as of the date of this Agreement and are true and correct in all material respects as of the applicable Closing; and

(C)	a duly executed Secretary’s Certificate certifying (A) the resolutions of the Company’s Board of Directors approving: (i) this Agreement, the Note and each of the other agreements and documents entered into or delivered by the parties hereto in connection with the transactions contemplated hereby or thereby (the “Transaction Documents”) and (ii) the consummation of the transactions contemplated hereby and thereby.

2. REPRESENTATIONS AND WARRANTIES.

2.1 REPRESENTATIONS AND WARRANTIES BY THE COMPANY. The Company represents and warrants to Subscriber as follows, in each case as of the date hereof to the best of the Company’s knowledge:

(a) Organization, Good Standing, Corporate Power and Qualification. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and has all requisite corporate power and authority to carry on its business as presently conducted and as proposed to be conducted. The Company is duly qualified to transact business and is in good standing in each jurisdiction in which the failure to so qualify would have a material adverse effect on the business, assets (including intangible assets), liabilities, financial condition, property or results of operations of the Company.

(b) Authorization. All corporate action required to be taken by the Company in order to authorize the Company to enter into this Agreement and to issue the Note at the Closing, and the Shares issuable upon conversion of the Note, has been taken or will be taken prior to the Closing or such conversion, as applicable. This Agreement, the Note and the Subscriber Questionnaire (the “Transaction Agreements”), when executed and delivered by the Company, shall constitute valid and legally binding obligations of the Company, enforceable against the Company in accordance with their respective terms except (i) as limited by applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance, or other laws of general application relating to or affecting the enforcement of creditors’ rights generally, or (ii) as limited by laws relating to the availability of specific performance, injunctive relief, or other equitable remedies.

(c) Valid Issuance of Note. The Note, when issued, sold and delivered in accordance with the terms and for the consideration set forth in this Agreement, will be validly issued, issued in compliance with all applicable federal and state securities laws. Assuming the accuracy of the representations of the Subscriber in this Agreement and subject to the filings described below, the Note will be issued in compliance with all applicable federal and state securities laws. The Shares issuable upon conversion of the Note have been duly reserved for issuance, and upon issuance in accordance with the terms of the Certificate of Incorporation of the Company, will be validly issued, fully paid and nonassessable and free of restrictions on transfer other than restrictions on transfer under the Transaction Agreements, applicable federal and state securities laws and restrictions, and liens or encumbrances created by or imposed by Subscriber and will not have been issued in violation of, and will not be subject to, any preemptive or subscription rights. Based in part upon the representations of the Subscriber in this Agreement, the Shares issuable upon conversion of the Note will be issued in compliance with all applicable federal and state securities laws.

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(d) No Violations. The execution, delivery and performance of this Agreement, the other Transaction Documents by the Company and the consummation by the Company of the transactions contemplated hereby and thereby (including the issuance of the securities issuable upon the conversion of the Note will not (i) result in a violation of the Articles of Incorporation of the Company or other organizational documents of the Company, (ii) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument to which the Company is a party, or (iii) result in a violation of any law, rule, regulation, order, judgment or decree applicable to the Company by which any property or asset of the Company is bound or affected.

(e) Litigation.

(i) To the best knowledge of the Company, there are no legal or governmental proceedings against the Company pending or threatened (in writing) which could materially adversely affect the business, property, financial condition or operations of the Company or which materially and adversely questions the validity of this Agreement or any other Transaction Documents or the right of the Company to enter into any of such agreements, or to consummate the transactions contemplated hereby or thereby. The Company is not a party or subject to the provisions of any order, writ, injunction, judgment or decree of any court or government agency or instrumentality which could materially adversely affect the business, property, financial condition or operations of the Company. There is no action, suit, proceeding or investigation by the Company currently pending in any court or before any arbitrator or that the Company intends to initiate.

(ii) To the best knowledge of the Company, there is no civil, criminal or administrative action, suit, demand, claim, hearing, notice of violation or investigation, proceeding or demand letter pending, or to the knowledge of the Company threatened, against the Company, which if adversely determined would reasonably be expected to have a material adverse effect on the ability of the Company to perform its obligations hereunder or under any other Transaction Document to which the Company is a party. There is no civil, criminal or administrative action, suit, demand, claim, hearing, notice of violation or investigation, proceeding or demand letter pending, or to the knowledge of the Company threatened, against or affecting the Company or any of its subsidiaries that, if adversely determined, would reasonably be expected to have a material adverse effect on the Company and its subsidiaries (taken as a whole). There are no outstanding orders, writs, judgments, decrees, injunctions or settlements that would reasonably be expected to have a material adverse effect on the Company and its subsidiaries (taken as a whole).

(f) Capitalization. The authorized capital of the Company consists, immediately prior to the Closing, of:

(i) 1,000,000,000 shares of Common Stock, 506,898,576 shares of which are issued and outstanding immediately prior to the Closing. All of the outstanding shares of Common Stock have been duly authorized, are fully paid and non-assessable and were issued in compliance with all applicable state and federal and state securities laws.

(ii) 15,000,000 shares of preferred stock, $0.0001 par value per share (the “Preferred Stock”), none of which are issued and outstanding immediately prior to the Closing. All of the issued and outstanding shares of Preferred Stock have been duly authorized, are fully paid and non-assessable and were issued in compliance with all applicable and federal and state securities laws.

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(g) Non-Contravention. The execution and delivery of the Transaction Agreements, and the consummation by the Company of the transactions contemplated thereby, does not (i) result in a violation of either the Certificate of Incorporation or By-laws of the Company, or (ii) constitute a default under (or an event which with notice or lapse of time or both could become a default) or give to others any rights of termination, amendment or cancellation of, any material agreement, indenture or instrument to which the Company is a party unless the same shall have been waived or consented to by the other party, or result in a violation of any law, rule, regulation, order, judgment or decree (foreign or domestic and including federal and state securities laws and regulations) applicable to the Company or by which any material property or asset of the Company is bound or affected other than any of the foregoing which would not have a Material Adverse Effect (as hereinafter defined).

(h) Use of Proceeds. The Company will apply the proceeds from the sale of the Note for working capital purposes and to provide a line of credit to Value Exchange International Inc.

(i) It is specifically understood and agreed by the Subscriber that the Company has not made, nor by this Agreement shall be construed to make, directly or indirectly, explicitly or by implication, any representation, warranty, projection, assumption, promise, covenant, opinion, recommendation or other statement of any kind or nature with respect to the anticipated profits or losses of the Company, except as otherwise provided with this Agreement.

2.2 REPRESENTATIONS AND WARRANTIES BY THE SUBSCRIBER.

(a) Authorization. The Subscriber has full power and authority to enter into the Transaction Agreements. The Transaction Agreements to which the Subscriber is a party, when executed and delivered by the Subscriber, will constitute valid and legally binding obligations of the Subscriber, enforceable in accordance with their terms, except as limited by applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance and any other laws of general application affecting enforcement of creditors’ rights generally, and as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies.

(b) Purchase Entirely for Own Account. This Agreement is made with the Subscriber in reliance upon the Subscriber’s representation to the Company, which by the Subscriber’s execution of this Agreement, the Subscriber hereby confirms, that the Note to be acquired by the Subscriber will be acquired solely for investment for the Subscriber’s own account, not as a nominee or agent, and not with a view to the resale or distribution of any part thereof, and that the Subscriber has no present intention of selling, granting any participation in, or otherwise distributing the same. By executing this Agreement, the Subscriber further represents that the Subscriber does not presently have any contract, undertaking, agreement or arrangement with any Person to sell, transfer or grant participations to such Person or to any third Person, with respect to any of the Note. The Subscriber has not been formed for the specific purpose of acquiring the Note.

(c) Disclosure of Information. The Subscriber has had an opportunity to ask questions of, and receive answers from, and discuss the Company’s business, management, financial affairs, and the terms and conditions of the offering of the Note contemplated under this Agreement and the Transaction Agreements with the Company’s management.

(d) Restricted Securities. The Subscriber understands that that the Note is not, and any Shares acquired upon the conversion of the Note at the time of issuance may not be, registered under the Securities Act which depends upon, among other things, the bona fide nature of the investment intent and the accuracy of the Subscriber’s representations as expressed herein. The Subscriber understands that the Notes are “restricted securities” under applicable U.S. federal and state securities laws and that, pursuant to these laws, the Subscriber must hold the Note, and any Shares issued upon conversion thereof, indefinitely unless they are registered with the Securities and Exchange Commission and qualified by state authorities, or an exemption from such registration and qualification requirements is available. The Subscriber acknowledges that the Company has no obligation to register or qualify the Note or underlying Shares for resale. The Subscriber further acknowledges that if an exemption from registration or qualification is available, it may be conditioned on various requirements including, but not limited to, the time and manner of sale, the holding period for the Note or Shares, and on requirements relating to the Company which are outside of the Subscriber control, and which the Company is under no obligation and may not be able to satisfy.

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(e) No Public Market. The Subscriber understands that no public market now exists for the Note or Shares, and that the Company has made no assurances that a public market will ever exist for the Note or Shares.

(f) Legends. The Subscriber understands that the Shares issuable upon conversion of the Note and any securities issued in respect of or exchange for the Shares, may be notated with one or all of the following legends:

(i) “THE SHARES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AND HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO, OR IN CONNECTION WITH, THE SALE OR DISTRIBUTION THEREOF. NO SUCH TRANSFER MAY BE EFFECTED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT RELATED THERETO OR AN OPINION OF COUNSEL IN A FORM SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED UNDER THE SECURITIES ACT OF 1933.”

“THE SHARES EVIDENCED BY THIS CERTIFICATE ARE SUBJECT TO AGREEMENTS, COVENANTS AND RESTRICTIONS PROVIDED IN THE STOCKHOLDERS’ AGREEMENT, AS AMENDED FROM TIME TO TIME, BY AND AMONG LMP AUTOMOTIVE HOLDINGS, INC. AND THE PERSONS NAMED THEREIN. A COPY OF SUCH AGREEMENT MAY BE OBTAINED BY ANY STOCKHOLDER OF THE COMPANY UPON REQUEST WITHOUT CHARGE FROM THE SECRETARY OF THE COMPANY AT THE PRINCIPAL OFFICE OF THE COMPANY”

(ii) Any legend set forth in, or required by, the other Transaction Agreements.

(iii) Any legend required by the securities laws of any state to the extent such laws are applicable to the Shares represented by the certificate, instrument, or book-entry so legended.

(g) Accredited Investor. The information in the Investor Questionnaire is accurate and true in all respects and the Subscriber is an “accredited investor” as defined in Rule 501(a) of Regulation D promulgated under the Securities Act.

(h) Foreign Investors. If the Subscriber is not a United States person (as defined by Section 7701(a)(30) of the Code), the Subscriber hereby represents that it has satisfied itself as to the full observance of the laws of its jurisdiction in connection with any invitation to subscribe for the Note or any use of this Agreement, including (i) the legal requirements within its jurisdiction for the purchase of the Note, (ii) any foreign exchange restrictions applicable to such purchase, (iii) any governmental or other consents that may need to be obtained, and (iv) the income tax and other tax consequences, if any, that may be relevant to the purchase, holding, redemption, sale, or transfer of the Note. The Subscriber’s subscription and payment for and continued beneficial ownership of the Note or underlying Shares will not violate any applicable securities or other laws of the Subscriber’s jurisdiction.

(i) No General Solicitation. Neither the Subscriber, nor any of its officers, directors, members, managers, employees, agents, stockholders or partners has either directly or indirectly, including, through a broker or finder (a) engaged in any general solicitation, or (b) published any advertisement in connection with the offer and sale of the Shares.

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2.3 SURVIVAL OF REPRESENTATIONS AND WARRANTIES. The representations and warranties of the Company and Subscriber shall survive the Closing for a period of 12 months and shall be fully enforceable at law or in equity against the Company and Subscriber and their respective successors and assigns.

3. MISCELLANEOUS.

3.1 INDEMNIFICATION.

(a) Subscriber will indemnify and hold harmless the Company and its respective officers, directors, members, shareholders, partners, representatives, employees and agents, successors and assigns against any losses, obligations, claims, damages, liabilities, contingencies, judgments, fines, penalties, charges, costs (including, without limitation, court costs, reasonable attorneys’ fees and costs of defense and investigation), amounts paid in settlement or expenses, joint or several (collectively, “Company Claims”), reasonably incurred in investigating, preparing or defending any action, claim, suit, inquiry, proceeding, investigation or appeal taken from the foregoing by or before any court or governmental, administrative or other regulatory agency, body or the SEC, whether pending or threatened, whether or not an indemnified party is or may be a party thereto, to which any of them may become subject insofar as such Company Claims (or actions or proceedings, whether commenced or threatened, in respect thereof): (i) arise out of or are based upon any untrue statement or untrue statement of a material fact made by Subscriber and contained in this Agreement; or (ii) arise out of or are based upon any material breach by the Subscriber of any material representation, warranty, or agreement made by Subscriber contained herein; provided, however, and notwithstanding anything to the contrary, in no event shall the liability of Subscriber pursuant to this Section 3.1 exceed the principal amount of the Note that Subscriber purchases pursuant to this Agreement.

3.2 The Company will indemnify and hold harmless Subscriber and Subscriber’s officers, directors, members, shareholders, partners, representatives, employees and agents, successors and assigns, and each other person, if any, who controls Subscriber within the meaning of the Securities Act against any losses, obligations, claims, damages, liabilities, contingencies, judgments, fines, penalties, charges, costs (including, without limitation, court costs, reasonable attorneys’ fees and costs of defense and investigation), amounts paid in settlement or expenses, joint or several (collectively, “Subscriber Claims”), reasonably incurred in investigating, preparing or defending any action, claim, suit, inquiry, proceeding, investigation or appeal taken from the foregoing by or before any court or governmental, administrative or other regulatory agency, body or the SEC, whether pending or threatened, whether or not an indemnified party is or may be a party thereto, to which any of them may become subject insofar as such Subscriber Claims (or actions or proceedings, whether commenced or threatened, in respect thereof) arise out of or are based upon: (i) any blue sky application or other document executed by the Company specifically for that purpose or based upon written information furnished by the Company filed in any state or other jurisdiction in order to qualify the Note (or securities issuable upon conversion of the Note) under the securities laws thereof (any such application, document or information herein called a “Blue Sky Application”); (ii) any untrue statement or alleged untrue statement of a material fact made by the Company in this Agreement; (iii) any breach by the Company of any representation, warranty, or agreement made by it contained herein or in the Note; or (iv) any violation by the Company or its agents of any rule or regulation promulgated under the Securities Act applicable to the Company or its agents and relating to action or inaction required of the Company in connection with the transactions contemplated hereby; and will reimburse such Subscriber or other indemnified person, and each such officer, director or member and each such controlling person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such claim or action; provided, however, that the Company will not be liable in any such case if and to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission so made in conformity with information furnished by such Subscriber or other indemnified party or any such controlling person to the Company.

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3.3 ADDRESSES AND NOTICES. Any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be in writing and shall be deemed given and effective on the earliest of (a) the date of transmission, if such notice or communication is delivered via e-mail transmission prior to 5:00 P.M., New York City time, on a trading day, (b) the next trading day after the date of transmission, if such notice or communication is delivered via e-mail transmission on a day that is not a trading day or later than 5:00 P.M., New York City time, on any trading day, (c) the trading day following the date of mailing, if sent by U.S. nationally recognized overnight courier service with next day delivery specified, or (d) upon actual receipt by the party to whom such notice is required to be given. The address and e-mail address for such notices and communications shall be as follows:

If to the Subscriber to:	Alset Inc. 4800 Montgomery Lane, Suite 210 Bethesda, Maryland 20814 Attention: Rongguo Wei Email: Ronald@alsetinternational.com

If to the Company:	GigWorld Inc. 4800 Montgomery Lane, Suite 210 Bethesda, Maryland 20814 Attention: Lee Wang Kei Email: Nathan@alsetinternational.com

Any such person may by notice given in accordance with this Section 3.3 to the other parties hereto designate another address or person for receipt by such person of notices hereunder.

3.4 TITLES AND CAPTIONS. TITLES AND CAPTIONS. All Article and Section titles or captions in this Agreement are for convenience only. They shall not be deemed part of this Agreement and do not in any way define, limit, extend or describe the scope or intent of any provisions hereof.

3.5 ASSIGNABILITY. Subscriber may assign its rights under this Agreement to any corporation, firm, association, partnership, limited liability company or other legal entity or other form of business organization (an “Entity”) which directly or indirectly Controls, is Controlled by or is under common Control with Subscriber without the consent of Seller. “Control” or “Controlled” shall mean, as applied to any Entity, (i) the possession, directly or indirectly, of the power to direct the management and policies of that Entity, whether through ownership, voting control, by contract or otherwise or (ii) the ownership, directly or indirectly, in the aggregate of ten percent (10%) or more of the beneficial ownership interests of any Entity..

3.6 PRONOUNS AND PLURALS. Whenever the context may require, any pronoun used herein shall include the corresponding masculine, feminine or neuter forms. The singular form of nouns, pronouns and verbs shall include the plural and vice versa.

3.7 FURTHER ACTION. The parties shall execute and deliver all documents, provide all information and take or forbear from taking all such action as may be necessary or appropriate to achieve the purposes of this Agreement. Each party shall bear its own expenses in connection therewith.

3.8 APPLICABLE LAW. This Agreement shall be construed in accordance with and governed by the laws of the State of Maryland without regard to its conflict of law rules.

3.9 BINDING EFFECT. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, administrators, successors, legal representatives, personal representatives, permitted transferees and permitted assigns. If the undersigned is more than one person, the obligation of the undersigned shall be joint and several and the agreements, representations, warranties and acknowledgments herein contained shall be deemed to be made by and be binding upon each such person and such person’s heirs, executors, administrators and successors.

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3.10 INTEGRATION. This Agreement, together with the remainder of the Transaction Agreements of which this Agreement forms a part, constitutes the entire agreement among the parties pertaining to the subject matter hereof and supersedes and replaces all prior and contemporaneous agreements and understandings, whether written or oral, pertaining thereto, including without limitation, the Prior Agreement. No covenant, representation or condition not expressed in this Agreement shall affect or be deemed to interpret, change or restrict the express provisions hereof.

3.11 AMENDMENT. Neither this Agreement nor any term or provision hereof may be amended, modified, waived or supplemented orally, but only by a written consent executed by the parties hereto.

3.12 CREDITORS. None of the provisions of this Agreement shall be for the benefit of or enforceable by creditors of any party

3.13 WAIVER. No failure by any party to insist upon the strict performance of any covenant, agreement, term or condition of this Agreement or to exercise any right or remedy available upon a breach thereof shall constitute a waiver of any such breach or of such or any other covenant, agreement, term or condition.

3.14 RIGHTS AND REMEDIES. The rights and remedies of each of the parties hereunder shall be mutually exclusive, and the implementation of one or more of the provisions of this Agreement shall not preclude the implementation of any other provision.

3.15 COUNTERPARTS. This Agreement may be executed in one or more counterparts, each of which will be deemed to be an original copy of this Agreement and all of which, when taken together, will be deemed to constitute one and the same agreement. In the event that any signature is delivered by facsimile transmission or by e-mail delivery of a “.pdf” format data file, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile or “.pdf” signature page were an original thereof.

SIGNATURES ON THE FOLLOWING PAGES

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As of the date first written above, Subscriber hereby elects to purchase Notes in an aggregate subscription amount of $_1,400,000                         (NOTE: to be completed by Subscriber) and executes the Subscription Agreement.

Signature of Subscriber:

/s/ Rongguo Wei		Alset Inc.
Name:	Rongguo Wei	Print Name of Subscriber
Title (if entity):	Co-Chief Financial Officer

SSN or EIN ___________________________

Mailing Address of Subscriber:		Residence of Subscriber
(if different from Mailing Address)
Alset Inc.
4800 Montgomery Lane, Suite 210
Bethesda, Maryland 20814

E-mail Address: _________________

If Joint Ownership, check one:

[  ] Joint Tenants with Right of Survivorship

[  ] Tenants-in-Common

[  ] Tenants by the Entirety

[  ] Community Property

[  ] Other (specify): _________________

Joint Owner (if applicable):

Name:

SIGNATURE PAGE TO SUBSCRIPTION AGREEMENT

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FOREGOING SUBSCRIPTION ACCEPTED:

GIGWORLD INC.

By:	/s/ Lee Wang Kei
Name:	Lee Wang Kei
Title:	Chief Executive Officer

SIGNATURE PAGE TO SUBSCRIPTION AGREEMENT

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EXHIBIT A

CONVERTIBLE PROMISSORY NOTE

[attached]

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EXHIBIT B

ALSET INC.

SUBSCRIBER QUESTIONNAIRE

Alset Inc.

4800 Montgomery Lane, Suite 210

Bethesda, Maryland 20814

The information contained herein is being furnished to GigWorld Inc. (the “Company”) in order for the Company to determine whether the undersigned’s subscription for Convertible Promissory Notes (the “Notes”) therein may be accepted pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”) and Regulation D promulgated thereunder (“Regulation D”). The undersigned understands that (i) the Company will rely upon the following information for purposes of complying with Federal and applicable state securities laws, (ii) none of the Notes or any securities issuable thereunder will be registered under the Securities Act in reliance upon the exemption from registration provided by Section 4(a)(2) of the Securities Act and Regulation D, and (iii) this questionnaire is not an offer to sell nor the solicitation of an offer to buy any Notes or any other securities, to the undersigned.

The following representations and information are furnished herewith:

1. QUALIFICATION AS AN ACCREDITED INVESTOR. Please check the categories applicable to you indicating the basis upon which you qualify as an Accredited Investor for purposes of the Securities Act and Regulation D thereunder.

[ ]	Individual with Net Worth In Excess of $1,000,000. A natural person (not an entity) whose net worth, or joint net worth with his or her spouse, at the time of purchase exceeds $1,000,000. (Explanation: In calculating your net worth, you must exclude the value of your primary residence. This means you must exclude both the equity in your primary residence and any mortgage or other debt secured by your primary residence up to the fair market value of your primary residence; provided, however, that any indebtedness secured by your primary residence that (i) you have incurred in the 60 day period prior to the date of your subscription to the Company or (ii) is in excess of the fair market value of your primary residence should be considered a liability and deducted from your aggregate net worth. In calculating your net worth, you may include your equity in personal property and real estate (excluding your primary residence), cash, short-term investments, stock and securities. Your inclusion of equity in personal property and real estate (excluding your primary residence) should be based on the fair market value of such property less debt secured by such property.)

[ ]	Individual with a $200,000 Individual Annual Income. A natural person (not an entity) who had an individual income of more than $200,000 in each of the preceding two calendar years, and has a reasonable expectation of reaching the same income level in the current year.

[ ]	Individual with a $300,000 Joint Annual Income. A natural person (not an entity) who had joint income with his or her spouse in excess of $300,000 in each of the preceding two calendar years, and has a reasonable expectation of reaching the same income level in the current year.

[X]	Corporations or Partnerships. A corporation, partnership, or similar entity that has in excess of $5,000,000 of assets and was not formed for the specific purpose of acquiring Notes in the Company.

[ ]	Revocable Trust. A trust that is revocable by its grantors and each of whose grantors is an accredited investor. (If this category is checked, please also check the additional category or categories under which the grantor qualifies as an accredited investor.)

[ ]	Irrevocable Trust. A trust (other than an ERISA plan) that (i) is not revocable by its grantors, (ii) has in excess of $5,000,000 of assets, (iii) was not formed for the specific purpose of acquiring Notes, and (iv) is directed by a person who has such knowledge and experience in financial and business matters that such person is capable of evaluating the merits and risks of an investment in the Company.

[ ]	IRA or Similar Benefit Plan. An IRA, Keogh or similar benefit plan that covers a natural person who is an accredited investor. (If this category is checked, please also check the additional category or categories under which the natural person covered by the IRA or plan qualifies as an accredited investor.)

[ ]	Participant-Directed Employee Benefit Plan Account. A participant-directed employee benefit plan investing at the direction of, and for the account of, a participant who is an accredited investor. (If this category is checked, please also check the additional category or categories under which the participant qualifies as an accredited investor.)

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[ ]	Other ERISA Plan. An employee benefit plan within the meaning of Title I of the ERISA Act other than a participant- directed plan with total assets in excess of $5,000,000 or for which investment decisions (including the decision to purchase an Interest) are made by a bank, registered investment adviser, savings and loan association, or insurance company.

[ ]	Government Benefit Plan. A plan established and maintained by a state, municipality, or any agency of a state or municipality, for the benefit of its employees, with total assets in excess of $5,000,000.

[ ]	Non-Profit Entity. An organization described in Section 501(c)(3) of the Internal Revenue Code, as amended, with total assets in excess of $5,000,000 (including endowment, annuity and life income funds), as shown by the organization’s most recent audited financial statements.

[ ]	Other Institutional Investor (check one).

[ ]	A bank, as defined in Section 3(a)(2) of the Securities Act (whether acting for its own account or in a fiduciary capacity);
[ ]	A savings and loan association or similar institution, as defined in Section 3(a)(5)(A) of the Securities Act (whether acting for its own account or in a fiduciary capacity;
[ ]	A Placement Agent-dealer registered under the Securities Exchange Act of 1934, as amended; [ ] An insurance company, as defined in section 2(13) of the Securities Act;
[ ]	A “business development company,” as defined in Section 2(a)(48) of the Investment Company Act;
[ ]	A small business investment company licensed under Section 301(c) or (d) of the Small Business Investment Act of 1958, as amended; or
[ ]	A “private business development company” as defined in Section 202(a)(22) of the Investment Advisers Act of 1940, as amended.

[ ]	Executive Officer or Director. A natural person who is an executive officer, director or managing member of the Company.

[ ]	Entity Owned Entirely By Accredited Investors. A corporation, partnership, private investment company or similar entity each of whose equity owners is an accredited investor. (If this category is checked, please also check the additional category or categories under which each equity owner qualifies as an accredited investor.)

[ ]	I do not qualify for any of the above.

2. REPRESENTATIONS AND WARRANTIES BY LIMITED LIABILITY COMPANIES, CORPORATIONS, PARTNERSHIPS, TRUSTS AND ESTATES. If the Subscriber is a corporation, partnership, limited liability company or trust, the Subscriber and each person signing on behalf of Subscriber certifies that the following responses are accurate and complete:

Was the undersigned organized or reorganized for the specific purpose, or for the purpose among other purposes, of acquiring interests in the Company?

Yes	[ ]	No	[X]

Will the Subscriber, at any time, invest more than 40% of Subscriber’s assets in the Company?

Yes	[ ]	No	[X]

Under the Subscribing entity’s governing documents and in practice, are the Subscribing entity’s investment decisions based on the investment objectives of the Subscribing entity and its owners generally and not on the particular investment objectives of any one or more of its individual owners?

Yes	[ ]	No	[X]

Does any individual shareholder, partner or member or group of shareholders, partners or members of the undersigned have the right to elect whether or not to participate in the investment of the Subscribing entity in the Company or to determine the level of participation of such partner or group therein?

Yes	[ ]	No	[X]

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Is the Subscribing entity authorized and qualified to become a note holder of the Company and does the Subscribing entity and the undersigned hereto further represent and warrant that such signatory has been duly authorized by the Subscribing entity to execute the Subscription Documents?

Yes	[X]	No	[ ]

Is the undersigned a private investment company which is not registered under the Investment Company Act, as amended, in reliance on Section 3(c)(1) or Section 3(c)(7) thereof?

Yes	[ ]	No	[X]

3. TAXPAYER ID NUMBER; NO BACKUP WITHHOLDING; NOT A FOREIGN PERSON OR ENTITY. If Subscriber is a “non-U.S. person or entity,” allocations of Company income may be subject to withholding and taxation under the Internal Revenue Code, as amended (“Code”). Subscriber acknowledges that it may be required to file U.S. income tax returns. If the Subscriber is a foreign corporation, foreign partnership, foreign trust or foreign estate (as those terms are defined in the Code and the regulations thereunder), please contact the Company. The Subscriber understands that the information contained in this item may be disclosed to the Internal Revenue Service by the Company and that any false statement contained in this item could be punished by fine, imprisonment or both.

Subscriber certifies that the taxpayer identification number being supplied herewith by Subscriber is Subscriber’s correct taxpayer identification number and that Subscriber is not subject to backup withholding under Section 3406 of the Code and the regulations thereunder?

Yes	[X]	No	[ ]

Subscriber certifies that Subscriber is not a “Non-U.S. person” or, if an entity, that Subscribing entity is not a foreign corporation, foreign partnership, foreign trust or foreign estate, as those terms are defined the Code and the regulations thereunder.

Yes	[X]	No	[ ]

If Subscriber’s non-foreign status changes or if any other information in this item changes, Subscriber agrees to notify the Company within 30 days thereafter.

Yes	[X]	No	[ ]

To the best of my information and belief, the above information supplied by me is true and correct in all respects.

By:
Name:
Title:
Date:

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